                          COLLATERAL AGENT AGREEMENT


    COLLATERAL AGENT AGREEMENT dated October 17, 1997 among DLJ MORTGAGE CAPITAL, INC., as agent for the Investors (as hereinafter defined) (in such capacity, the "AGENT"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "COLLATERAL AGENT"), ARCADIA RECEIVABLES FINANCE CORP. III, a Delaware corporation (the "BORROWER"), and ARCADIA FINANCIAL LTD., a Minnesota corporation ("ARCADIA"), as servicer and as originator.

    WHEREAS, Arcadia is the owner of certain Receivables (as hereinafter defined);

    WHEREAS, Borrower desires to purchase certain of such Receivables;

    WHEREAS, DLJ Mortgage Capital, Inc. (in its individual capacity, "DLJ") has agreed, and other "Lenders" (as hereinafter defined) may from time to time hereafter agree, to finance the purchase of such Receivables pursuant to the Receivables Funding and Servicing Agreement (as hereinafter defined);

    WHEREAS, Arcadia will service the Receivables transferred to Borrower pursuant to the Receivables Funding and Servicing Agreement (as hereinafter defined).

    NOW, THEREFORE, Arcadia, the Borrower, the Collateral Agent and the Agent, intending to be legally bound, hereby agree as follows:

Section 1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Receivables Funding and Servicing Agreement.

    "AGENT" has the meaning specified in the PREAMBLE.

    "AGREEMENT" means this Collateral Agent Agreement, as it may be amended, supplemented or otherwise modified from time to time.

    "AMOUNT AVAILABLE" means, with respect to any Distribution Date, the sum of (a) the amount on deposit in the Collection Account as of the end of the preceding Settlement Period plus (b) the amount transferred from the Reserve Account on such Distribution Date pursuant to SECTION 4(a) or 4(b), if any, and (c) any investment income earned on amounts on deposit in the Collection Account and the Reserve Account since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date).

    "ARCADIA" has the meaning specified in the PREAMBLE.

    "AUTHORIZED REPRESENTATIVE" is defined in SECTION 11.

    "BACKUP SERVICER FEE" means, with respect to any Distribution Date, the fee set forth in a separate agreement of even date herewith between the Borrower and the Backup Servicer.

    "BORROWER" has the meaning specified in the PREAMBLE.

    "COLLATERAL AGENT" means Norwest Bank Minnesota, National Association, not in its individual capacity, but solely as Collateral Agent under this Agreement, and any successors thereto.

    "COLLATERAL AGENT FEE" is defined in SECTION 5.

    "EXCESS SERVICING FEE" means the amount of any servicing compensation payable to any successor Servicer in excess of the Servicing Fee pursuant to
Section 13.3 of the Receivables Funding and Servicing Agreement.

    "INCREASED COSTS" means collectively, any increased cost, loss or liability owing to the Agent and/or any other Person under Article VI of the Receivables Funding and Servicing Agreement.

    "INDEMNITY AMOUNTS" means collectively, all indemnity obligations owing to the Agent, any Investor and/or any entity which enters into a commitment to make Advances or purchase interests therein under Article XVIII of the Receivables Funding and Servicing Agreement.

    "RECEIVABLES FUNDING AND SERVICING AGREEMENT" means the Receivables Funding and Servicing Agreement, dated as of October 17, 1997, by and among the Borrower, Arcadia, as Servicer and Custodian, DLJ, the Agent, and Norwest Bank Minnesota, National Association, as Backup Servicer and Collateral Agent.

    "RESERVE ACCOUNT REQUIRED AMOUNT" means, with respect to a Distribution Date, the product of (a) the principal amount of the Advances outstanding on such date (after giving effect to any payments of principal made on such date in respect of such Advances) and (b) 2%.

SECTION 2. APPOINTMENT OF COLLATERAL AGENT. Subject to the terms and conditions hereof, the Agent, on behalf of the Investors, hereby appoints, Norwest Bank Minnesota, National Association, as Collateral Agent hereunder, and Norwest Bank Minnesota, National Association hereby accepts such appointment.

Section 3. DISTRIBUTIONS. () On each Distribution Date prior to the Facility Termination Date, the Collateral Agent shall distribute, in accordance with the applicable Servicer's Certificate, the Amount Available in the following order of priority:

          ()   FIRST, to the extent not previously paid by or on behalf of the Borrower (A) to the Servicer, from the Amount Available, the Servicing Fee for the related Settlement Period; (B) to the Collateral Agent, the Collateral Agent Fee and other expenses due to the Collateral Agent under the Transaction Documents; (C) to the Backup Servicer, the Backup Servicer Fee and other expenses due to the Backup Servicer pursuant to the Receivables Funding and Servicing Agreement and (D) to the Agent, on behalf of itself and the Investors, the Fees payable on such Distribution Date pursuant to the Fee Letter (and any Fees due and not paid on a prior Distribution Date);

          ()   SECOND, to the Agent, on behalf of the Investors, in an amount equal to Yield on the Advances accrued during the preceding Settlement Period (and any Yield with respect to any prior Settlement Period to the extent not paid on a prior Distribution Date);

          ()   THIRD, to the Agent, on behalf of the Investors, the principal amount of Advances which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of a Borrowing Base Deficiency;

          ()   FOURTH, to the Reserve Account, until the amount on deposit therein is equal to the Reserve Account Required Amount;

          ()   FIFTH, to the Agent, for the benefit of the Investors, any
    Increased Costs then due and owing, and to each Indemnified Party, any Indemnification Amounts then due and owing to each such Indemnified Party; and

          ()   SIXTH, to the Borrower, the remaining portion of the Amount
    Available.

    ()   On each Distribution Date on or after the Facility Termination Date, the Collateral Agent shall distribute, in accordance with the applicable Servicer's Certificate, the Amount Available in the following order of priority:

          ()   FIRST, to the extent not previously paid by or on behalf of the Borrower (A) to the Servicer, from the Amount Available, the Servicing Fee for the related Collection Period; (B) to the Collateral Agent the Collateral Agent Fee and other expenses due to the Collateral Agent under the Transaction Documents; (C) to the Backup Servicer, the Backup Servicer Fee and other expenses due to the Backup Servicer pursuant to the Receivables Funding and Servicing Agreement; and (D) to the Agent, on behalf of itself, the Investors and certain other Persons named in the Fee Letter, any Fees payable on such Distribution Date pursuant to the Fee Letter (and any Fees due and not paid on a prior Distribution Date);

          ()   SECOND, to the Agent on behalf of the Investors, an amount equal to Yield on the Advances accrued during the preceding Settlement Period (and any Yield with respect to any prior Settlement Period to the extent not paid on a prior Distribution Date);

          ()   THIRD, to the Agent, on behalf of the Investors, the principal amount of all outstanding Advances;

          ()   FOURTH, to the Agent, for the benefit of the Investors, any
    Increased Costs then due and owing, and to each Indemnified Party, any Indemnification Amounts then due and owing to each such Indemnified Party;

          ()   FIFTH, to the Servicer, the Excess Servicing Fee, if any; and

          ()   SIXTH, to the Borrower, the remaining portion of the Amount
    Available.

    ()   On each Settlement Date, the Collateral Agent shall, at the direction of the Agent, withdraw from the Collection Account and distribute the following amounts in the following order of priority:

          ()   FIRST, to the Agent, on behalf of the Investors, Yield in
    respect of  any Advances being paid or prepaid on such date;

          ()   SECOND, to the Agent, on behalf of the Investors, an amount equal to the Advances being paid or prepaid on such date; and

          ()   THIRD, to the Borrower, the remaining amount, if any, of the sum of the proceeds of any sale on such date of Pledged Receivables and all amounts deposited into the Collection Account from the Reserve Account pursuant to SECTION 4(b).

Section 4. THE RESERVE ACCOUNT AND THE COLLECTION ACCOUNT.() On each Distribution Date, the Collateral Agent shall withdraw and deposit in the Collection Account from the Reserve Account, in the following order of priority based solely on information contained in the Servicer's Certificate for the preceding Determination Date, amounts needed (after application of the Amount Available to be made on such Distribution Date) to pay the amounts described in clauses (i), (ii) and (iii) of paragraph (a) of SECTION 3. On the first Distribution Date following the Facility Termination Date, the Collateral Agent shall withdraw all amounts on deposit in the Reserve Account and deposit such amounts in the Collection Account and at such time the Reserve Account shall be closed.

    ()   On each Settlement Date, the Collateral Agent shall, at the direction of the Agent, withdraw from the Reserve Account the amount on deposit in the Reserve Account in excess of the Reserve Account Required Amount (after giving effect to all distributions to be made on such Settlement Date pursuant to SECTION 3(a), (b) or (c), as applicable, and any withdrawals to be made from the Reserve Account pursuant to paragraph (a) of this SECTION 4) and deposit such amount into the Collection Account.

    ()   All or a portion of the amounts on deposit in the Collection Account and the Reserve Account shall be invested and reinvested by the Collateral Agent at the direction of the Servicer in one or more Permitted Investments. No such investment shall mature later than the next Distribution Date. All income or other gains from investment of moneys on deposit in the applicable account shall be deposited by the Collateral Agent in the applicable account immediately upon receipt, and any loss resulting from such investment shall be deducted from the amount on deposit in the applicable account. If any amounts are needed for disbursement from the Collection Account or the Reserve Account and sufficient uninvested funds are not available therein to make such disbursement, the Collateral Agent shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement upon the direction of the Agent.

    ()   If at any time the Collection Account or the Reserve Account ceases to be an Eligible Account, the Agent shall transfer such account to another institution such that such account shall meet the requirements of an Eligible Account.

Section 5. FEES AND EXPENSES OF THE COLLATERAL AGENT. It is understood that the Collateral Agent shall be entitled to charge fees and receive reimbursement for expenses (such fees and reimbursement are referred to hereinafter as the "COLLATERAL AGENT FEE") and such Collateral Agent Fee shall be solely an obligation of the Borrower and not of any other Person. Such agreed upon Collateral Agent Fee shall be set forth in a separate fee letter submitted by the Collateral Agent to the Borrower.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL AGENT. The Collateral Agent represents and warrants as of the date hereof that:

    ()   It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

    ()   It has full power, authority and legal right to execute, deliver and perform this Agreement and the Receivables Funding and Servicing Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Receivables Funding and Servicing Agreement;

    ()   The execution, delivery and performance by it of this Agreement and the Receivables Funding and Servicing Agreement do not violate (i) any provision of any law or regulation governing the banking and trust powers of it or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to it or any of its assets or (ii) any provision of its corporate charter or by-laws;

    ()   The execution, delivery and performance by it of this Agreement and the Receivables Funding and Servicing Agreement do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating its banking and corporate trust activities; and

    ()   This Agreement and the Receivables Funding and Servicing Agreement
have been duly executed and delivered by it and constitute the legal, valid and binding agreements of it, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

Section 7. RESIGNATION BY AND REMOVAL OF THE COLLATERAL AGENT; SUCCESSOR COLLATERAL AGENT. () The Collateral Agent may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Agent. Promptly after receipt of notice of the Collateral Agent's resignation, the Agent shall appoint, by written instrument, a successor collateral agent. If a successor collateral agent is not appointed in accordance with the foregoing procedures, the Collateral Agent may petition a court of competent jurisdiction to appoint a successor collateral agent. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Collateral Agent and the successor collateral agent.

    ()   The Agent, with cause, upon at least 60 days written notice to the
Collateral Agent, may remove and discharge the Collateral Agent (or any successor collateral agent thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Collateral Agent, the Agent shall appoint, by written instrument, a successor collateral agent. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Collateral Agent and the successor collateral agent.

    ()   In the event of any such resignation or removal, the Collateral
Agent shall promptly transfer to the successor collateral agent, as directed in writing by the Agent, all accounts, funds and investments being administered under this Agreement.

Section 8. INDEMNITY. The Borrower and Arcadia agree, jointly and severally, to indemnify and hold harmless the Collateral Agent and its directors, officers, agents and employees against any and all claims, damages, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement and the Transaction Documents that may be imposed upon, incurred by or asserted against the Collateral Agent; PROVIDED, HOWEVER, that this SECTION 8 shall not relieve the Collateral Agent from liability for its willful misfeasance, bad faith or gross negligence. The provisions of this SECTION 8 shall survive the resignation or removal of the Collateral Agent or any successor collateral agent and the termination of this Agreement.

Section 9. LIMITATIONS OF LIABILITY. () The Collateral Agent shall not be liable to the Borrower, the Servicer, the Agent, any Investor or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Collateral Agent shall be implied with respect to this Agreement or the Collateral Agent's services hereunder.

    ()   The Collateral Agent may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of (i) any oral instructions from any persons the Collateral Agent believes to be authorized to give such instructions, who shall only be, with respect to the Servicer, the Borrower and the Agent, persons the Collateral Agent believes in good faith to be Authorized Representatives and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Collateral Agent to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower, the Servicer and the Agent, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

    ()   The Collateral Agent may consult with counsel nationally recognized in the area of commercial transactions with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Collateral Agent in reasonable reliance, in good faith, and in accordance therewith; PROVIDED, HOWEVER, that if the Agent gives instructions to the Collateral Agent or provides an opinion of counsel selected by them, which in either case conflicts with any such advice or opinion of counsel, then the Collateral Agent shall follow such instructions of the Agent (unless such instructions violate the express terms of this Agreement or violate applicable law) or such opinion of counsel selected by the Agent, and shall be fully protected in acting or refraining to act thereon.

    ()   No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

Section 10. TERM OF AGREEMENT. This Agreement shall be terminated upon the final payment of all obligations of the Borrower under the Transaction Documents and the termination of any commitment of the Lenders under the Transaction Documents.

Section 11. AUTHORIZED REPRESENTATIVES. The names of the officers of the Servicer, the Borrower and the Agent who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Servicer, the Borrower and the Agent ("AUTHORIZED REPRESENTATIVES") are set forth in EXHIBIT A hereto, along with the specimen signature of each such officer. From time to time, the Servicer, the Borrower and the Agent may, by delivering to the Collateral Agent a revised exhibit, change the information previously given, but the Collateral Agent shall be entitled to rely conclusively on the most recent exhibit until receipt of a superseding exhibit.

Section 12. NOTICES. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

If to the Borrower:

    Arcadia Receivables Finance Corp. III
    c/o Arcadia Financial Ltd.
    7825 Washington Avenue South, Suite 975
    Minneapolis, MN 55439-2444
    Attn: Treasurer
    Telephone: (612) 944-4587
    Telecopy:  (612) 942-6620

If to the Servicer:

    Arcadia Financial Ltd.
    7825 Washington Avenue South, Suite 500
    Minneapolis, MN 55439-2444
    Attn: Treasurer
    Telephone: (612) 944-4587
    Telecopy:  (612) 942-6620


If to the Collateral Agent:

    Norwest Bank Minnesota, National Association,
      as Collateral Agent
    Sixth Street and Marquette Avenue
    Minneapolis, MN 55479-0070
    Attn:  Corporate Trust Services - Asset-Backed Administration
    Telephone: (612) 667-1117
    Telecopy:  (612) 667-3539

If to the Agent:

    DLJ Mortgage Capital, Inc.
    277 Park Avenue
    New York, New York  10172
    Attn:
    Telephone: (212) 892-____
    Telecopy:  (212) 892-5434

SECTION . GOVERNING LAW; VENUE; CONSENT TO JURISDICTIONSECTION 13. GOVERNING LAW; VENUE; CONSENT TO JURISDICTION. (A) THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE

CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

    (B) VENUE FOR ANY ACTION BROUGHT UNDER THIS AGREEMENT MAY BE IN THE FEDERAL DISTRICT COURT SITTING IN NEW YORK, NEW YORK. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURT.

Section 14. ASSIGNMENT. Except as expressly permitted herein, no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties.

Section 15. COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

Section 16. HEADINGS. The section headings are not part of this Agreement and shall not be used in its interpretation.

Section 17. THIRD PARTY BENEFICIARIES. It is hereby agreed by the parties hereto that, each Lender and any Investor are, and are intended to be, third party beneficiaries under this Agreement.

SECTION 18.    CERTAIN REMEDIES. ()    The Collateral Agent may, in its
discretion but with the consent of the Agent, and shall, at the direction of the Agent, proceed to protect and enforce its rights and the rights of the Investors by such appropriate proceedings as the Collateral Agent or the Agent shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any Transaction Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Collateral Agent by any Transaction Document or by law.

    ()   In case there shall be pending, relative to the Borrower or any other obligor upon the Note or any Person having or claiming an ownership interest in the Collateral proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Borrower or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Borrower or other obligor upon the Notes, or to the creditors of property of the Borrower or such other obligor, the Collateral Agent, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

         ()   to file and prove a claim or claims for the whole amount of principal and Yield owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for reasonable compensation to the Collateral Agent and each predecessor Collateral Agent, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances, if any, made, by the Collateral

    Agent and each predecessor Collateral Agent, except as a result of negligence, bad faith or wilful misconduct) and of the Investors allowed in such proceedings;

         ()   unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Note in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

         ()   to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Investors and of the Collateral Agent on their behalf; and

         ()   to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent or the Investors allowed in any judicial proceedings relative to the Collateral Agent, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Investors to make payments to the Collateral Agent, and, in the event that the Collateral Agent shall consent to the making of payments directly to such Investors, to pay to the Collateral Agent such amounts as shall be sufficient to cover reasonable compensation to the Collateral Agent, each predecessor Collateral Agent and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Collateral Agent and each predecessor Collateral Agent except as a result of negligence, bad faith or wilful misconduct.

    ()   Nothing herein contained shall be deemed to authorize the Collateral
Agent to authorize or consent to or vote for or accept or adopt on behalf of any Investor any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Collateral Agent to vote in respect of the claim of any Investor in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

    ()   All rights of action and of asserting claims under the Transaction
Documents, may be enforced by the Collateral Agent without the possession of any of the Note or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Collateral Agent shall be brought in its own name as Collateral Agent, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Collateral Agent, each predecessor Collateral Agent and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Note.

    ()   In any proceedings brought by the Collateral Agent to enforce the
Liens under the Transaction Documents(and also any proceedings involving the interpretation of any provision of any Transaction Document), the Collateral Agent shall be held to represent all the Investors, and it shall not be necessary to make any Investor a party to any such proceedings.

SECTION 19. REMEDIES. The Agent may, or the Collateral Agent shall, at the direction of the Agent, also do one or more of the following (subject to SECTIONS 9 AND 18):

         () institute Proceedings in its own name and on behalf of the Investors as Collateral Agent for the collection of all amounts then payable on the Note or under the Receivables Funding and Servicing Agreement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Borrower and any other obligor upon such Note moneys adjudged due;

         ()   institute Proceedings from time to time for the complete or partial foreclosure upon the Collateral;

         ()   exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the right and remedies of the Collateral Agent, the Agent and the holders of the Note; and

         ()   sell the Collateral or any portion thereof or rights or
    interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that after the Remarketing Date, the Agent may not, and may not direct the Collateral Agent to, sell or otherwise liquidate the Collateral following a Facility Termination Event unless

                        ()   all holders of the Note consent thereto,

                        ()   the proceeds of such sale or liquidation
                    distributable to the Investors are sufficient to discharge in full all amounts then due and unpaid upon such Note for principal and interest, or

                        ()   the Agent determines that the Collateral will
                    not continue to provide sufficient funds for the payment of principal of and Yield on the Note as they would have become due if the Note had not been declared due and payable, and the Agent obtains the consent of holders of 66-2/3% of the outstanding amount of the Note.

    In determining such sufficiency or insufficiency with respect to clause
(y) and (z), the Collateral Agent may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

Section 20. OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Notes have been declared to be due and payable following a Facility Termination Event, and such declaration and its consequences have not been rescinded and annulled, the Agent may, but need not, elect to direct the Collateral Agent to maintain possession of the Collateral pursuant to the terms of a separate agreement which is mutually acceptable to the Agent and the Collateral Agent. It is the desire of the parties hereto and the Investors that there be at all times sufficient funds for the payment of principal of and Yield on the Note, and the Agent shall take such desire into account when determining whether or not to direct the Collateral Agent to maintain possession of the Collateral. In determining whether to direct the Collateral Agent to maintain possession of the Collateral, the Agent may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

                         [Signature Pages to Follow]

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                                       DLJ MORTGAGE CAPITAL, INC., as Agent

                                       By:_______________________
                                        Name:
                                        Title:


                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Collateral Agent

                                       By:
                                        Name:
                                        Title:


                                       ARCADIA RECEIVABLES FINANCE
                                         CORP. III


                                       By:
                                        Name:
                                        Title:


                                       ARCADIA FINANCIAL LTD.


                                       By:
                                        Name:
                                        Title:


                 [Signature Page to Collateral Agent Agreement]

                                                                    EXHIBIT A

                           AUTHORIZED REPRESENTATIVES


       ARCADIA FINANCIAL LTD.


NAME                                   SPECIMEN SIGNATURE

_______________________           _____________________________

_______________________           _____________________________




       ARCADIA RECEIVABLES FINANCE CORP. III


NAME                                   SPECIMEN SIGNATURE

_____________________             _____________________________

_____________________             _____________________________




       DLJ MORTGAGE CAPITAL, INC.


NAME                                   SPECIMEN SIGNATURE

_____________________             _____________________________

_____________________             _____________________________

                           COLLATERAL AGENT AGREEMENT


                                     among


                          DLJ MORTGAGE CAPITAL, INC.,
                                    as Agent,


                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                               as Collateral Agent,


                              ARCADIA FINANCIAL LTD.


                                       and


                      ARCADIA RECEIVABLES FINANCE CORP. III


                              Dated October 17, 1997

                                 TABLE OF CONTENTS

                                                                       PAGE

Section 1.    Definitions. . . . . . . . . . . . . . . . . . . . . . .    1

Section 2.    Appointment of Collateral Agent. . . . . . . . . . . . .    2

Section 3.    Distributions. . . . . . . . . . . . . . . . . . . . . .    2

Section 4.    The Reserve Account and the Collection Account . . . . .    4

Section 5.    Fees And Expenses Of The Collateral Agent. . . . . . . .    5

Section 6.    Representations And Warranties Of The Collateral Agent .    5

Section 7.    Resignation By And Removal Of The Collateral Agent;
              Successor Collateral Agent . . . . . . . . . . . . . . .    5

Section 8.    Indemnity. . . . . . . . . . . . . . . . . . . . . . . .    6

Section 9.    Limitations Of Liability . . . . . . . . . . . . . . . .    6

Section 10.   Term Of Agreement. . . . . . . . . . . . . . . . . . . .    7

Section 11.   Authorized Representatives . . . . . . . . . . . . . . .    7

Section 12.   Notices. . . . . . . . . . . . . . . . . . . . . . . . .    7

Section 13.   Governing Law; Venue; Consent to Jurisdiction. . . . . .    8

Section 14.   Assignment . . . . . . . . . . . . . . . . . . . . . . .    9

Section 15.   Counterparts . . . . . . . . . . . . . . . . . . . . . .    9

Section 16.   Headings . . . . . . . . . . . . . . . . . . . . . . . .    9

Section 17.   Third Party Beneficiaries. . . . . . . . . . . . . . . .    9

Section 18.   Certain Remedies . . . . . . . . . . . . . . . . . . . .    9

Section 19.   Remedies . . . . . . . . . . . . . . . . . . . . . . . .   11

Section 20.   Optional Preservation of the Receivables . . . . . . . .   12


                                      18